UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2025

QuickLogic Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2220 Lundy Avenue, San Jose, CA		95131-1816
(Address of principal executive offices)		(Zip Code)

s telephone number, including area code (408) 990-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	QUIK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2025, QuickLogic Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, the Company’s stockholders approved (i) the amendment to the Company’s 2019 Stock Plan (the “2019 Stock Plan Amendment”) to increase the maximum aggregate number of shares of common stock available by 1,100,000, from 2,407,143 to 3,507,143 shares (plus any shares that may be available under the Company’s legacy 2009 Stock Plan); and (ii) the amendment to the Company’s 2009 Employee Stock Purchase Plan (the “2009 ESPP Amendment”) to increase the maximum aggregate number of shares of common stock available by 200,000, from 642,857 to 842,857 shares. The previous amendments to the 2019 Stock Plan had been approved by the Company’s stockholders at the Company’s 2022 Annual Meeting on May 10, 2022 and at the Company's 2021 Annual Meeting on May 12, 2021. The previous amendments to the 2009 ESPP Plan had been approved by the Company’s stockholders at the Company’s 2020 Annual Meeting on April 22, 2020 and by the Company's Board of Directors on March 6, 2019 and March 9, 2020. The Company’s officers and directors are among the persons eligible to receive awards under the 2019 Stock Plan Amendment and 2009 ESPP Amendment in accordance with the terms and conditions thereunder.

The description of the 2019 Stock Plan Amendment and 2009 ESPP Amendment is qualified in its entirety by reference to the full text of the 2019 Stock Plan Amendment and 2009 ESPP Amendment, a copy of which is attached as Exhibit 10.1 and 10.2, respectively.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2025 Annual Meeting, there were 15,542,072 shares of the Company’s common stock (as of the record date March 10, 2025) entitled to vote, of which 11,215,894 shares of common stock were present in person or represented by proxy, representing 72.16% of total outstanding shares of our common stock entitled to vote.

The final voting results of each proposal are set forth below:

(i)	The Company’s stockholders approved the election of the following nominees to serve as Class II directors until the date on which the Annual Meeting of the Stockholders is held in 2028:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gary H. Tauss	4,890,010	1,389,973	4,935,911
Joyce Kim	5,853,758	426,225	4,935,911

(ii)	The Company’s stockholders approved the 2009 ESPP Amendment. The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,882,045	374,973	22,965	4,935,911

(iii)	The Company’s stockholders approved the 2019 Stock Plan Amendment. The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,637,244	604,118	38,621	4,935,911

(iv)
The Company’s stockholders ratified the appointment of Frank, Rimerman + Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2025. The votes were as follows:

Votes for	10,722,030
Votes Against	403,367
Abstentions	90,497

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

10.1	QuickLogic Corporation 2019 Stock Plan, as amended May 8, 2025
10.2	QuickLogic Corporation 2009 ESPP, as amended May 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2025	QuickLogic Corporation

/s/ Elias Nader
Elias Nader Chief Financial Officer, and Senior VP, Finance

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